GREAT-WEST FUNDS, INC.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Gail H. Klapper, a member of the Board of Directors of Great-West Funds, Inc., a Maryland corporation, do hereby constitute and appoint Ryan L. Logsdon as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute either in writing or electronically, registration statements of Great-West Funds, Inc. on Form N-1A (File No. 2-75503 and 811-03364), or any successor form of registration statement of the Securities and Exchange Commission, filed under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney-in-fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of April 2022.

/s/ Gail H. Klapper
Gail H. Klapper
Chair and Member, Board of Directors
Great-West Funds, Inc.

GREAT-WEST FUNDS, INC.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, James A. Hillary, a member of the Board of Directors of Great-West Funds, Inc., a Maryland corporation, do hereby constitute and appoint Ryan L. Logsdon as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute either in writing or electronically, registration statements of Great-West Funds, Inc. on Form N-1A (File No. 2-75503 and 811-03364), or any successor form of registration statement of the Securities and Exchange Commission, filed under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney-in-fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of April 2022.

/s/ James A. Hillary
James A. Hillary
Member, Board of Directors
Great-West Funds, Inc.

GREAT-WEST FUNDS, INC.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, R. Timothy Hudner, a member of the Board of Directors of Great-West Funds, Inc., a Maryland corporation, do hereby constitute and appoint Ryan L. Logsdon as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute either in writing or electronically, registration statements of Great-West Funds, Inc. on Form N-1A (File No. 2-75503 and 811-03364), or any successor form of registration statement of the Securities and Exchange Commission, filed under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney-in-fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 6th day of April 2022.

/s/ R. Timothy Hudner
R. Timothy Hudner
Member, Board of Directors
Great-West Funds, Inc.

GREAT-WEST FUNDS, INC.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Steven A. Lake, a member of the Board of Directors of Great-West Funds, Inc., a Maryland corporation, do hereby constitute and appoint Ryan L. Logsdon as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute either in writing or electronically, registration statements of Great-West Funds, Inc. on Form N-1A (File No. 2-75503 and 811-03364), or any successor form of registration statement of the Securities and Exchange Commission, filed under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney-in-fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 6th day of April 2022.

/s/ Steven A. Lake
Steven A. Lake
Member, Board of Directors
Great-West Funds, Inc.

GREAT-WEST FUNDS, INC.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Stephen G. McConahey, a member of the Board of Directors of Great-West Funds, Inc., a Maryland corporation, do hereby constitute and appoint Ryan L. Logsdon as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute either in writing or electronically, registration statements of Great-West Funds, Inc. on Form N-1A (File No. 2-75503 and 811-03364), or any successor form of registration statement of the Securities and Exchange Commission, filed under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney-in-fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of April 2022.

/s/ Stephen G. McConahey
Stephen G. McConahey
Member, Board of Directors
Great-West Funds, Inc.